UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

MISSION BROADCASTING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-62916-02	51-0388022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Indiana Avenue, Suite 375 Wichita Falls, Texas 76301
(Address of Principal Executive Offices, including Zip Code)

(940) 228-7861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2020, Mission Broadcasting, Inc. (the “Company” or “Mission”) entered into an asset purchase agreement to acquire certain assets of the three television stations currently owned by Marshall Broadcasting Group, Inc. (“Marshall”): KMSS serving the Shreveport, Louisiana market, KPEJ serving the Odessa, Texas market and KLJB serving the Davenport, Iowa market. The purchase price for the acquisition is approximately $49.0 million, which will be applied against Marshall’s existing loans payable to Mission on a dollar-for-dollar basis. The purchase price is subject to customary adjustments.  The transaction is subject to FCC and other customary approvals and is expected to close in 2020.

The foregoing summary description does not purport to be a complete statement of the terms and conditions under the asset purchase agreement and the transactions contemplated thereby, and such summary description is qualified in its entirety by reference to the asset purchase agreement, which is filed as an exhibit to this Form 8-K and the terms of which are incorporated herein by reference.

Forward-Looking Statements

Statements in this current report on Form 8-K which are not purely historical facts such as statements about anticipations, beliefs, expectations, hopes, intentions or strategies in the future, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve risks and uncertainties. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. For more details on factors that could affect these expectations, please see Mission’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between Mission Broadcasting, Inc. and Marshall Broadcasting Group, Inc. *
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*           Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Mission Broadcasting, Inc. agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION BROADCASTING, INC.

	By:	/s/ Dennis Thatcher
Date: April 3, 2020	Name:	Dennis Thatcher
	Title:	President and Treasurer

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